EXHIBIT 99

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Jeffrey M. Jagid and Ned Mavrommatis, hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of I.D. Systems, Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities
Exchange  Act  of  1934,  as  amended;  and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


                                       By:  /s/  Jeffrey  M.  Jagid
                                       ------------------------------
                                       JEFFREY  M.  JAGID
                                       Chairman  and  Chief  Executive  Officer

                                       Date: 8/01/01

                                       By:  /s/  Ned  Mavrommatis
                                       ------------------------------

                                       NED  MAVROMMATIS
                                       Chief  Financial  Officer

                                       Date: 8/01/01